UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2026

Exeter Select Automobile Receivables Trust 2026-1

(Exact name of Issuing Entity as specified in its charter)

EFCAR, LLC

(Exact name of Depositor / Registrant as specified in its charter)

Exeter Finance LLC

(Exact name of Sponsor as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-268757 333-268757-21	45-2673519 39-7196835
(Commission File Number)	(IRS Employer Identification No.)

2101 W. John Carpenter Freeway, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 754-4396

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On or about May 27, 2026 (the “Closing Date”), Exeter Select Automobile Receivables Trust 2026-1, a Delaware statutory trust (the “Trust”), will issue the following classes of notes in the following amounts: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $48,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $97,430,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $97,430,000; (iv) Class B Asset-Backed Notes in the aggregate original principal amount of $26,350,000; (v) Class C Asset-Backed Notes in the aggregate original principal amount of  $42,670,000; (vi) Class D Asset-Backed Notes in the aggregate original principal amount of $38,960,000; (vii) Class E Asset-Backed Notes in the aggregate original principal amount of $8,170,000; and (viii) Class N Asset-Backed Notes in the aggregate original principal amount of $25,400,000 (collectively, the “Notes”).  Certain of the Notes will be registered under the Registration Statement filed by EFCAR, LLC (“EFCAR”) with the Securities and Exchange Commission under file number 333-268757 (the “Registration Statement”).

On May 19, 2026, EFCAR and Exeter Finance LLC (“Exeter”) entered into an Underwriting Agreement, dated as of May 19, 2026 (the “Underwriting Agreement”), with Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Mizuho Securities USA LLC, acting on behalf of themselves and as representatives of the several underwriters named therein, for the sale of certain of the Notes.  Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01	Other Events.

On the Closing Date: (a) Exeter, as seller, and EFCAR, as purchaser, will enter into a Purchase Agreement, to be dated as of May 3, 2026 (the “Purchase Agreement”), pursuant to which Exeter will transfer certain sub-prime automobile loan contracts (the “Receivables”) to EFCAR; (b) Exeter Select Holding Trust 2026-1 (the “Holding Trust”), EFCAR, as seller, Exeter, as servicer (in such capacity, the “Servicer”), the Trust and Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”) and as backup servicer (in such capacity, the “Backup Servicer”), will enter into a Sale and Servicing Agreement, to be dated as of May 3, 2026 (the “Sale and Servicing Agreement”), pursuant to which EFCAR will transfer the Receivables to the Trust and the Receivables will be serviced by the Servicer; (c) the Holding

Trust, as transferee, and the Trust, as transferor, will enter into a Contribution Agreement, to be dated as of May 3, 2026 (the “Contribution Agreement), pursuant to which the Receivables will be contributed by the Trust to the Holding Trust; (d) EFCAR and Wilmington Trust Company, as owner trustee, will enter into an Amended and Restated Trust Agreement of the Trust, to be dated as of May 3, 2026; (e) the Trust and Wilmington Trust Company, as owner trustee, will enter into an Amended and Restated Trust Agreement of the Holding Trust, to be dated as of May 3, 2026; (f) the Trust, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, to be dated as of May 3, 2026 (the “Asset Representations Review Agreement”), pursuant to which the Asset Representations Reviewer will agree to review certain representations regarding the Receivables in certain circumstances; (g) the Trust, the Holding Trust and the Indenture Trustee will enter into an Indenture, to be dated as of May 3, 2026 (the “Indenture”), pursuant to which the Notes will be issued and a security interest in the Receivables will be granted to the Indenture Trustee; (h) Exeter, as custodian (in such capacity, the “Custodian”), the Servicer and the Indenture Trustee will enter into a Custodian Agreement, to be dated as of May 3, 2026 (the “Custodian Agreement”), pursuant to which the Custodian will maintain custody of certain files related to the Receivables; and (j) the Trust and the Indenture Trustee will enter into an Accession Agreement, to be dated as of May 27, 2026 (the “Accession Agreement”), pursuant to which the Trust and the Indenture Trustee will become parties to the Intercreditor Agreement, dated December 9, 2022 (the “Intercreditor Agreement”), among the Servicer, Citibank, N.A., as intercreditor agent (in such capacity, the “Intercreditor Agent”), and each other party that becomes a party thereto from time to time pursuant to an accession agreement, related to one or more accounts which are the subject of the Deposit Account Control Agreement, dated December 9, 2022 (the “Deposit Account Control Agreement”), among the Servicer, the Intercreditor Agent and Wells Fargo Bank, National Association, as lockbox bank (the “Lockbox Bank”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.  Attached as Exhibit 4.2 is the form of the Indenture, as Exhibit 4.3 is the form of the Amended and Restated Trust Agreement of the Trust, as Exhibit 4.4 is the form of the Amended and Restated Trust Agreement of the Holding Trust, as Exhibit 4.5 is the form of the Sale and Servicing Agreement, as Exhibit 10.1 is the form of the Purchase Agreement, as Exhibit 10.2 is the form of the Contribution Agreement, as Exhibit 10.3 is the Deposit Account Control Agreement, as Exhibit 10.4 is the form of the Asset Representations Review Agreement, as Exhibit 10.5 is the form of the Custodian Agreement, as Exhibit 10.6 is the form of the Intercreditor Agreement and as Exhibit 10.7 is the form of the Accession Agreement.

In connection with the offering of certain of the Notes, the chief executive officer of EFCAR has made the certifications required by Paragraph I.B.1(a) of Form SF-3.  The certifications are included in the Depositor Certification attached as Exhibit 36.1, which is being filed as an exhibit to this Current Report on Form 8-K in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated May 19, 2026, among EFCAR, Exeter, and Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Mizuho Securities USA LLC, acting on behalf of themselves and as representatives of the several underwriters named therein.

4.2	Indenture, to be dated as of May 3, 2026, among the Trust, the Holding Trust and the Indenture Trustee.

4.3	Amended and Restated Trust Agreement of the Trust, to be dated as of May 3, 2026, between EFCAR and Wilmington Trust Company, as owner trustee.

4.4	Amended and Restated Trust Agreement of the Holding Trust, to be dated as of May 3, 2026, between the Trust and Wilmington Trust Company, as owner trustee.

4.5	Sale and Servicing Agreement, to be dated as of May 3, 2026, among the Holding Trust, EFCAR, the Servicer, the Trust, the Indenture Trustee and the Backup Servicer.

10.1	Purchase Agreement, to be dated as of May 3, 2026, between EFCAR, as purchaser, and Exeter, as seller.

10.2	Contribution Agreement, to be dated as of May 3, 2026, between the Holding Trust, as transferee, and the Trust, as transferor.

10.3
Deposit Account Control Agreement, dated December 9, 2022, among the Servicer, the Intercreditor Agent and the Lockbox Bank (included in Exhibit 10.3 to the Form 8-K filed with the Commission by EFCAR on December 9, 2022, which is incorporated herein by reference).

10.4	Asset Representations Review Agreement, to be dated as of May 3, 2026, among the Trust, the Servicer and the Asset Representations Reviewer.

10.5	Custodian Agreement, to be dated as of May 3, 2026, among the Custodian, the Servicer and the Indenture Trustee.

10.6	Intercreditor Agreement, dated December 9, 2022, among the Servicer, the Intercreditor Agent and each other party that becomes a party thereto from time to time pursuant to an accession agreement (included in Exhibit 10.6 to the Form 8-K filed with the Commission by EFCAR on December 9, 2022, which is incorporated herein by reference).

10.7	Accession Agreement, to be dated as of May 27, 2026, entered into by the Trust and the Indenture Trustee.

36.1	Depositor Certification, dated May 19, 2026, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFCAR, LLC

By:	/s/ Jason Kulas
Name: Jason Kulas
Title: Chief Executive Officer & Chief Financial Officer

Date: May 21, 2026